UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM N-CSR

CERTIFIED SHAREHOLDER REPORT
OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number: 811-24096

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THE PRE-IPO AND GROWTH FUND
(Exact name of registrant as specified in charter)

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235 West Galena Street
Milwaukee, Wisconsin 53212

(Address of principal executive offices) (Zip code)

Laurence K. Russian
ABS Investment Management LLC
2187 Atlantic Street, Suite 604
Stamford, Connecticut 06902

(Name and address of agent for service)

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Registrant’s telephone number, including area code: (203) 618-3700

Date of fiscal year end: March 31

Date of reporting period: March 31, 2026

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

ITEM 1.      REPORTS TO STOCKHOLDERS.

(a)      The Report to Shareholders is attached herewith.

The Pre-IPO and Growth Fund

Annual Report

March 31, 2026

The Pre-IPO and Growth Fund
TABLE OF CONTENTS
For the Period January 22, 2026* through March 31, 2026

____________

*     Commencement of Operations

This report has been prepared for the general information of the shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus.

i

The Pre-IPO and Growth Fund
Management’s Discussion of Fund Performance (Unaudited)
For the Period from January 22, 2026 (Launch of Fund) through March 31, 2026

Introduction

The Pre-IPO and Growth Fund (the “Fund”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a non-diversified, closed-end management investment company that operates as an “interval fund” pursuant to Rule 23c-3 thereunder. The Fund’s investment objective is to seek long-term capital appreciation. The Fund pursues its objective by investing, under normal circumstances, at least 80% of its assets in “Pre-IPO” and “Growth” securities, as those terms are defined in the Fund’s Prospectus (the “80% Policy”), with the allocation to private, pre-IPO companies expected to predominate over time. ABS Investment Management LLC (the “Adviser”) serves as the Fund’s investment adviser, and Paralel Distributors LLC serves as the Fund’s distributor.

The Fund offers three share classes — S Shares (NASDAQ: IPOSX) and F Shares (NASDAQ: IPOFX) and D Shares (which had no subscriptions) — on a continuous basis at the then-current net asset value (“NAV”) per share. The Fund conducts quarterly repurchase offers at NAV pursuant to Rule 23c-3 under the 1940 Act, subject to a 5% fund-level gate. Shares are not listed on any exchange, and there is no secondary market for the Fund’s shares. The Fund commenced operations on January 22, 2026 and is reporting its first fiscal period through March 31, 2026.

Performance

For the period from January 22, 2026 (commencement of operations) through March 31, 2026, the Fund’s S Shares and F Shares each generated a net total return of 19.00%, with NAV per share advancing from $10.00 at inception to $11.90 at period end. Net assets totaled approximately $123 million at March 31, 2026, comprising 16 private positions, an allocation to public growth equities, and cash held to support the Fund’s repurchase program.

Over the same period, the MSCI ACWI, the Fund’s primary benchmark, declined 5.23%, reflecting a sharp public-equity drawdown during March associated with the U.S.-Iran military conflict and the resulting blockade of the Strait of Hormuz, a record monthly increase in global oil prices, broader inflation and tariff uncertainty, and a sharp rotation out of mega-cap technology stocks amid concerns about AI-driven disruption to incumbent software franchises. The S&P 500 Index posted its worst quarter since 2022, with all seven of the so-called “Magnificent Seven” mega-cap technology stocks declining over the quarter. The Adviser notes that the Fund’s strong relative performance during a short, atypical period reflects the structural lag between public-market repricing and private-market valuation marks, the timing of the Fund’s primary investments at favorable entry valuations, and a concentration of mark-up events in the Fund’s largest private positions during the period. The Adviser does not expect that the magnitude of relative outperformance observed during this short initial reporting period will be representative of longer-term results.

Portfolio Construction

As of March 31, 2026, the Fund’s portfolio comprised 16 private positions (representing approximately 67% of net assets at fair value), an allocation to Private Funds (approximately 1.2%), an allocation to public growth equities held in a complementary liquid sleeve (approximately 14% of net assets), and cash and cash equivalents (approximately 17% of net assets). The Fund’s exposure to certain portfolio companies is held directly and, in certain cases, indirectly through special purpose vehicles, co-investment vehicles, or similar structures.

The Fund’s private portfolio is concentrated, with the ten largest private positions representing approximately 57% of net assets as of period end. The sector allocations described below are expressed as a percentage of the Fund’s private portfolio only (which itself represented approximately 67% of the Fund’s net assets at period end) and are normalized to sum to 100% of the private portfolio; the Fund’s public equity sleeve, allocations to externally managed funds, and cash and cash equivalents are not reflected in the sector allocations shown. On that basis, the private portfolio was weighted toward artificial intelligence (“AI”) infrastructure and AI-enabled software, which together represented approximately three-fifths of the private portfolio at period end (semiconductor equipment 24%, computer software 16%, AI foundation models 14%, and AI-adjacent semiconductor components 4%), followed by aerospace and defense (11%), enterprise software and services (6%), non-U.S. consumer banking (6%), medical information systems (4%), e-commerce and consumer services (3%), diversified materials (2%), and automotive retail (1%). This concentration is consistent with the Adviser’s view that capital deployment into AI infrastructure and AI-enabled applications represents the most significant late-stage private growth opportunity available today.

Contributors and Detractors

References to position performance below reflect appreciation from each position’s fair value at January 22, 2026 (the Fund’s commencement of operations) to the fair value as of March 31, 2026.

The Fund’s performance during the period was driven primarily by upward valuation marks across its concentrated portfolio of private artificial intelligence, AI infrastructure, and AI-adjacent companies. The largest dollar contributors to the Fund’s gains were positions in private semiconductor, foundation model, and aerospace companies, supported by a combination of primary financing activity at higher valuations, secondary transaction activity, and general partner-reported markups in externally managed allocations.

The valuation appreciation observed across the Fund’s artificial intelligence and AI infrastructure holdings during the period reflects, in the Adviser’s view, an accelerating capital expenditure cycle in AI compute infrastructure and rapid revenue growth at the largest private foundation model companies, where publicly reported annualized revenue run rates have grown several-fold over the past twelve to eighteen months. Enterprise and hyperscaler spending on AI training and inference infrastructure has continued to scale, supporting demand for specialized semiconductors and AI compute platforms, while the leading private foundation model companies have shown rapid commercial adoption across consumer and enterprise channels. These dynamics have supported a sequence of primary financing rounds and secondary tender events at successively higher per-share valuations, which in turn have flowed through to the Fund’s marks on its concentrated AI-related holdings.

Investment Outlook

The Adviser believes the environment for late-stage pre-IPO investing remains constructive. Primary financings and secondary tender offers at the largest AI infrastructure and AI foundation model companies continue to establish observable pricing benchmarks for the Fund’s most significant positions, and the secondary market for high-quality late-stage names has remained orderly. The IPO calendar remains issuer-specific rather than broadly open, but several of the Fund’s holdings are at or progressing toward public listing readiness. Outside of AI, the Adviser sees selective opportunities in aerospace and defense, advanced manufacturing and critical materials, fintech, and digital health where individual company milestones support pricing rather than sector-wide repricing. The Fund expects to continue building its portfolio through both primary financings and the secondary market, with portfolio construction emphasizing concentration in the Adviser’s highest-conviction late-stage names.

This commentary reflects the viewpoints of ABS Investment Management LLC as of March 31, 2026 and is not intended as a forecast or guarantee of future results.

Total Return Performance Net of Fees as of March 31, 2026

	1 Month	Since Inception (Cumulative)*
The Pre-IPO and Growth Fund – S Shares (IPOSX)	2.15%	19.00%
The Pre-IPO and Growth Fund – F Shares (IPOFX)	2.15%	19.00%
MSCI AC World Index	(7.18)%	(5.23)%

____________

*        The MSCI AC World Index is used as the Fund’s primary performance benchmark for this report. The MSCI ACWI IMI Growth Index referenced in the Fund’s prospectus relates solely to the public equity sleeve and is not the same index.

*        The Fund’s inception date is January 22, 2026. Returns shown for the period since inception are cumulative and not annualized, as the Fund’s initial reporting period is less than one year. The MSCI ACWI captures large- and mid-cap representation across 23 developed and 24 emerging markets countries and is presented as the Fund’s primary benchmark.

Growth of a Hypothetical $10,000 Investment
January 22, 2026 (Inception) through March 31, 2026

Investment Value ($)
$12,500
$12,000
$11,500
$11,000
$10,500
$10,000
$9,500
$9,000
$10,000
$11,900
$9,477
The Pre-IPO and Growth Fund (IPOSX)
MSCI ACWI
Feb 01, 2026
Mar 01, 2026
Apr 01, 2026

The chart above represents the growth of a hypothetical $10,000 investment in the Fund’s S Shares from commencement of operations on January 22, 2026 close through March 31, 2026, compared to a $10,000 investment in the MSCI ACWI over the same period. The chart assumes reinvestment of all distributions and reflects ongoing Fund expenses (net of fee waivers and expense reimbursements in effect during the period). It does not reflect sales loads, redemption fees, or the effects of taxes on any capital gains or distributions. Performance for F Shares would have been substantially similar over the period and is not separately presented.

Past performance does not guarantee future results. The performance data quoted represents past performance, and current returns may be lower or higher. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when repurchased, may be worth more or less than their original cost. To obtain performance information current to the most recent month-end, please visit www.absinv.com. Performance reflects applicable fee waivers and expense reimbursements in effect during the period; in their absence, performance would be lower. As stated in the Fund’s current Prospectus, total annual operating expenses are 2.95% for S Shares and 2.85% for F Shares. The Adviser has contractually agreed to waive a portion of its management fee and/or reimburse Fund expenses to limit total annual operating expenses of the S and F Shares to 2.50% for the first twelve months of operations and 2.65% thereafter, excluding certain expenses. Such waivers and reimbursements may be recouped by the Adviser within three years, provided that such recoupment does not cause expenses to exceed the applicable expense limitation in effect at the time.

Returns are based on the dollar value of a single share of the Fund, calculated using the value of the underlying assets of the Fund minus its liabilities, divided by the number of shares outstanding. The NAV is calculated at the close of business on each business day the New York Stock Exchange is open for trading. Returns shown for the Fund do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or upon repurchase of Fund shares. Index returns assume reinvestment of dividends and do not reflect any management fees, transaction costs, or expenses; one cannot invest directly in an index.

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of
The Pre-IPO and Growth Fund

Opinion on the Financial Statements

We have audited the accompanying consolidated statement of assets and liabilities of The Pre-IPO and Growth Fund (the Fund), including the consolidated schedule of investments, as of March 31, 2026, the related consolidated statements of operations, changes in net assets, and cash flows for the period from January 22, 2026 (commencement of operations) through March 31, 2026, and the related notes to the consolidated financial statements (collectively, the financial statements), and the financial highlights for the period January 22, 2026 (commencement of operations) through March 31, 2026. In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of March 31, 2026, and the results of its operations, changes in net assets, cash flows and financial highlights for the period from January 22, 2026 (commencement of operations) through March 31, 2026, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2026, by correspondence with the custodian, broker, and underlying fund advisors, or by other appropriate auditing procedures where replies from the underlying fund advisors were not received. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audit provides a reasonable basis for our opinion.

/s/ RSM US LLP

We have served as the auditor of one or more of ABS Investment Management, LLC’s investment companies since 2015.

Boston, Massachusetts

June 1, 2026

The Pre-IPO and Growth Fund

Consolidated Schedule of Investments

March 31, 2026

Investments ‒ 82.6%	Footnotes	Shares	Fair Value
Common Stocks ‒ 14.1%
Communications ‒ 1.1%
Alphabet, Inc. ‒ Class A		1,200	$345,072
EchoStar Corp. ‒ Class A	*	3,100	362,917
Meta Platforms, Inc.		600	343,278
Spotify Technology SA	*	720	349,135
Total Communications			1,400,402

Consumer Discretionary ‒ 0.3%
Amazon.com, Inc.	*	1,600	333,232
Wayfair, Inc. ‒ Class A	*	1,100	82,731
Total Consumer Discretionary			415,963

Energy ‒ 1.3%
Diamondback Energy, Inc.		1,700	336,243
EQT Corp.		5,100	324,564
First Solar, Inc.	*	1,800	355,068
Nordex SE	*	4,992	262,755
Vestas Wind Systems A/S		12,617	371,082
Total Energy			1,649,712

Financials ‒ 0.3%
Visa, Inc. ‒ Class A		1,120	338,509

Health Care ‒ 3.1%
Alkermes PLC	*	4,900	170,076
Argenx SE	*	245	175,793
AstraZeneca PLC		900	177,498
Biogen, Inc.	*	600	109,998
Bridgebio Pharma, Inc.	*	1,243	90,210
Celcuity, Inc.	*	1,500	171,210
CG Oncology, Inc.	*	2,600	175,968
Charles River Laboratories International, Inc.	*	1,000	172,500
Cogent Biosciences, Inc.	*	4,700	180,903
Dexcom, Inc.	*	2,500	157,000
Edwards Lifesciences Corp.	*	2,100	168,168
Eli Lilly & Co.		200	183,954
EssilorLuxottica SA		765	175,423
GE HealthCare Technologies, Inc.		2,400	170,832
Guardant Health, Inc.	*	1,000	92,370
ICON PLC	*	600	66,396
Intuitive Surgical, Inc.	*	360	165,956
Jazz Pharmaceuticals PLC	*	900	170,145
Lonza Group AG		274	172,980
Mirum Pharmaceuticals, Inc.	*	1,000	92,380
Praxis Precision Medicines, Inc.	*	600	193,314

The Pre-IPO and Growth Fund

Consolidated Schedule of Investments — (Continued)

March 31, 2026

Investments ‒ 82.6%	Footnotes	Shares	Fair Value
Common Stocks (Continued)
Health Care (Continued)
Regeneron Pharmaceuticals, Inc.		120	$92,717
Revolution Medicines, Inc.	*	1,800	175,050
Royalty Pharma PLC		3,600	172,692
Stryker Corp.		520	170,867
Total Health Care			3,844,400

Industrials ‒ 2.5%
Axon Enterprise, Inc.	*	760	322,764
Bloom Energy Corp. ‒ Class A	*	2,500	338,725
CSX Corp.		8,600	353,030
nVent Electric PLC		2,800	331,184
Resideo Technologies, Inc.	*	2,500	84,275
Schneider Electric SE		1,236	327,286
Siemens Energy AG		1,961	322,414
SPIE SA		6,790	336,204
Vertiv Holdings Co.		1,300	325,754
Waste Management, Inc.		1,500	344,685
Total Industrials			3,086,321

Materials ‒ 0.6%
Air Liquide SA		1,728	355,346
Linde PLC		680	337,117
Total Materials			692,463

Technology ‒ 4.4%
Apple, Inc.		1,300	329,927
Applied Materials, Inc.		700	239,253
ASML Holding NV		253	327,274
Astera Labs, Inc.	*	2,900	317,840
Broadcom, Inc.		280	86,663
Ciena Corp.	*	800	310,584
Coherent Corp.	*	300	71,463
Credo Technology Group Holding Ltd.	*	1,800	168,966
Intel Corp.	*	8,071	342,915
Lam Research Corp.		900	192,294
Lumentum Holdings, Inc.	*	200	140,552
Marvell Technology, Inc.		3,500	346,675
Micron Technology, Inc.		200	67,568
Microsoft Corp.		920	340,557
NVIDIA Corp.		2,000	348,800
Palo Alto Networks, Inc.	*	1,600	256,512
Semtech Corp.	*	1,100	84,579
Shopify, Inc. ‒ Class A	*	700	83,034
Snowflake, Inc.	*	700	105,574

The Pre-IPO and Growth Fund

Consolidated Schedule of Investments — (Continued)

March 31, 2026

Investments ‒ 82.6%	Footnotes	Shares	Fair Value
Common Stocks (Continued)
Technology (Continued)
Teradyne, Inc.		600	$177,876
Twilio, Inc. ‒ Class A	*	1,500	188,730
Unity Software, Inc.	*	14,800	324,712
Western Digital Corp.		300	81,147
Wix.com Ltd.	*	3,800	342,266
Zoom Communications, Inc.	*	1,100	88,429
Total Technology			5,364,190

Utilities ‒ 0.5%
Constellation Energy Corp.		1,160	323,930
SSE PLC		7,658	263,038
Total Utilities			586,968
Total Common Stocks (Cost $17,524,274)			17,378,928
	Footnotes	Acquisition Date	Cost	Fair Value
Private Equity Funds ‒ 1.2%^
Technology ‒ 1.2%
Goanna Global Tech Leaders L.P.	*,1,2,3	7/9/2025	$412,500	$529,883
Harbert Crossover Fund L.P. Series 4	*,1,2	3/13/2026	1,000,000	970,000
Total Technology				1,499,883
Total Private Equity Funds (Cost $1,412,500)				1,499,883

Special Purpose Vehicles ‒ 67.3%^†
Advanced Manufacturing ‒ 1.6%
Washington Harbour Foundry LLC – Class B	*,1,2	3/23/2026	2,105,000	2,005,000

Aerospace/Defense ‒ 1.9%
Atreides Special Circumstances Fund LLC Series U	*,1,2,4	10/9/2025	1,002,381	2,328,060

AI Model ‒ 13.2%
Atreides Special Circumstances Fund LLC Series V	*,1,2,4	12/9/2025	4,513,125	4,512,255
IPPE Co Invest Horizon DE L.P.	*,1,2,4	8/25/2025	3,262,187	5,984,653
IPPE DE Velocity L.P.	*,1,2,4	9/25/2025	3,713,875	5,820,514
Total AI Model				16,317,422

Automotive Retail, Non-US ‒ 1.0%
Flight Deck Onshore Fund, L.P.	*,1,2,4	12/19/2025	1,055,000	1,210,839

Commercial Banks, Non-US ‒ 4.2%
Target Global Selected Opportunities LLC ‒ Series Space	*,1,2,4	12/29/2025	2,568,783	2,554,627
Target Global Selected Opportunities L.P.	*,1,2	3/23/2026	1,533,066	1,524,512
The Goldweighers Field L.P.	*,1,2,4	7/28/2025	907,500	1,028,300
Total Commercial Banks, Non-US				5,107,439

The Pre-IPO and Growth Fund

Consolidated Schedule of Investments — (Continued)

March 31, 2026

Investments ‒ 82.6%	Footnotes	Acquisition Date	Cost	Fair Value
Special Purpose Vehicles (Continued)
Computer Software ‒ 15.5%
Goanna Capital 25E LLC	*,1,2,4	10/24/2025	$3,580,500	$4,211,663
Goanna Capital 25R LLC	*,1,2	7/11/2025	6,060,000	6,060,000
IPPE Co Invest Databricks DE L.P	*,1,2,4	4/30/2025	4,243,031	8,876,590
Total Computer Software				19,148,253

Enterprise Software and Services ‒ 4.1%
Goanna Capital 25Y LLC	*,1,2,4	9/25/2025	5,062,500	5,062,500

Frontier Technology ‒ 1.6%
KHK Growth V Holdings Ltd. ‒ Class B	*,1,2	2/5/2026	2,020,000	2,000,000

Medical Information Services ‒ 3.0%
Goanna Capital 25V LLC	*,1,2,4	11/17/2025	2,032,000	3,708,871

Other Technology ‒ 1.9%
Loft Holdings Ltd.	*,#,1,4	12/30/2025	2,313,800	2,313,800

Semiconductor Equipment ‒ 16.4%
Atreides Special Circumstances Fund LLC Series S	*,1,2,4	8/22/2025	8,013,408	18,951,723
Atreides Special Circumstances Fund LLC Series T	*,1,2,4	8/27/2025	510,000	1,248,172
Total Semiconductor Equipment				20,199,895

Technology ‒ 2.9%
Atreides Special Circumstances Fund LLC Series X	*,1,2	3/27/2026	3,600,000	3,600,000
Total Special Purpose Vehicles (Cost $58,096,156)				83,002,079

Total Investments (Cost $77,032,930)				101,880,890
Other assets in excess of liabilities ‒ 17.4%				21,533,098
Total Net Assets ‒ 100%				$123,413,988

____________

*        Investment is non-income producing.

^        All investments were illiquid and did not issue shares, except where specifically noted. Redemptions or withdrawals were generally not permitted except at the discretion of the respective general partner, manager, or advisor. The investments were not traded on active markets, and liquidity, if any, could only be achieved through the sale, public offering, or other conversion event of the underlying investments, which may not be available. Accordingly, no stated redemption notice period was applicable, and no remaining lock-up period existed.

†        Special Purpose Vehicles (“SPVs”) are private investments vehicles formed to invest in a particular portfolio company that rely on an exemption from the Investment Company Act pursuant to section 3(c)(1) or section 3(c)(7).

#        The value was determined by the Valuation Designee (See Note 10) using significant unobservable inputs. This is reported as a Level 3 security in the Fair Value Hierarchy. Please see Consolidated Notes to Financial Statements for further details regarding the valuation policy of the Fund.

(1)      Restricted Security. Investments generally issued in private placement transactions and as such generally restricted as to resale. Each investment may have been purchased on various dates and for different amounts. The date of the first purchase is reflected under Acquisition Date as shown in the Schedule of Investments. Total fair value of restricted investments as of March 31, 2026 was $84,501,962, or 68.5% of net assets.

(2)      Investment valued using net asset value, or its equivalent, as a practical expedient in accordance with ASC 820 and not included in the fair value hierarchy.

(3)      All or a portion of this security is held through HMP Ltd.

(4)      The special purpose vehicle investment is held through Co-Investment Series of ABS Investment Fund LLC, a related party entity. ABS Investment Management LLC serves as Managing Member of ABS Investment Fund LLC.

See accompanying Notes to the Consolidated Financial Statements.

The Pre-IPO and Growth Fund

Consolidated Summary of Investments

March 31, 2026

Summary of Investments by Strategy (as a percentage of total net assets)
Common Stocks	14.1%
Private Equity Funds	1.2
Special Purpose Vehicles	67.3
Total Investments	82.6
Other assets in excess of liabilities	17.4
Total Net Assets	100.0%

See accompanying Notes to the Consolidated Financial Statements.

The Pre-IPO and Growth Fund

Consolidated Statement of Assets and Liabilities

March 31, 2026

Assets:
Investments at fair value (cost $77,032,930)	$101,880,890
Cash	17,054,476
Receivable for investments sold	5,498,040
Prepaid offering costs	146,473
Dividend and interest receivable	86,986
Total assets	124,666,865

Liabilities:
Management fees payable	177,665
Payable for investments purchased	774,273
Due to Adviser – Organizational and Offering Costs (see Note 3)	138,785
Professional fees payable	59,176
Accounting and administration fees payable	19,180
Trustees’ fees payable	4,657
Transfer agent fees payable	4,471
Tax services payable	2,302
Accrued other expenses	72,368
Total liabilities	1,252,877

Commitments and contingencies (see Notes 5 and 11)

Net Assets	$123,413,988

Composition of Net Assets:
Paid-in capital	$99,322,140
Total distributable earnings	24,091,848
Net Assets	$123,413,988

Net Assets Attributable to:
Class F Shares	$62,393,873
Class S Shares	61,020,115
$123,413,988

Shares of Beneficial Interest Outstanding (unlimited number of shares authorized):
Class F Shares	5,245,091
Class S Shares	5,129,608
10,374,699
Net Asset Value per Share:
Class F Shares	$11.90
Class S Shares	$11.90

See accompanying Notes to the Consolidated Financial Statements.

The Pre-IPO and Growth Fund

Consolidated Statement of Operations

For the Period January 22, 2026* through March 31, 2026

Investment Income:
Dividend income	$8,249
Interest income (net of withholding taxes of $164)	217,240
Total investment income	225,489

Expenses:
Management fees	450,345
Organizational costs	70,683
Professional fees	59,177
Offering costs	28,166
Accounting and administration fees	22,977
Chief Compliance Officer fees	6,521
Trustees’ fees and expenses	4,657
Transfer agent fees and expenses	4,471
Custodian fees	3,726
Tax services fees	2,302
Other expenses	5,595
Total expenses	658,620
Management fees waived	(93,146)
Net expenses	565,474
Net investment loss	(339,985)

Realized and Unrealized Gain:
Net realized loss on:
Investments	(402,680)
Foreign currency transactions	(13,445)
(416,125)
Net change in unrealized appreciation/depreciation on:
Investments	20,402,204
Foreign currency transactions	(2)
20,402,202
Net realized and change in unrealized gain	19,986,077

Net Increase in Net Assets Resulting from Operations	$19,646,092

____________

*     The Fund commenced operations on January 22, 2026 following reorganization of ABS Global Pre-IPO LP which was effective as of close of business on January 20, 2026 (see Note 1).

See accompanying Notes to the Consolidated Financial Statements.

The Pre-IPO and Growth Fund

Consolidated Statement of Changes in Net Assets

For the Period January 22, 2026* through March 31, 2026
Change in Net Assets from Operations:
Net investment loss	$(339,985)
Net realized loss on investments	(402,680)
Net realized loss on foreign currency transactions	(13,445)
Net change in unrealized appreciation/depreciation on investments	20,402,204
Net change in unrealized appreciation/depreciation on foreign currency translations	(2)
Net increase in Net Assets from operations	19,646,092

Change in Net Assets from Capital Share Transactions:
Proceeds from issuance of shares
Class F Shares	52,454,379
Total Class F Transactions	52,454,379
Proceeds from issuance of shares
Class S Shares	51,313,517
Total Class S Transactions	51,313,517

Net increase in Net Assets from capital share transactions	103,767,896

Total increase in Net Assets	123,413,988

Net Assets:
Beginning of period	—
End of period	$123,413,988

Shareholder Activity:
Shares sold
Class F Shares	5,245,091
Net Change in Class F Shares Outstanding	5,245,091
Shares sold
Class S Shares	5,129,608
Net Change in Class S Shares Outstanding	5,129,608

____________

*     The Fund commenced operations on January 22, 2026 following reorganization of ABS Global Pre-IPO LP which was effective as of close of business on January 20, 2026 (see Note 1).

See accompanying Notes to the Consolidated Financial Statements.

The Pre-IPO and Growth Fund

Consolidated Statement of Cash Flows

For the Period January 22, 2026* through March 31, 2026

Cash flows from operating activities
Net increase in net assets from operations	$19,646,092
Adjustments to reconcile net increase in net assets resulting from operations to net cash used in operating activities:
Purchases of investments	(40,261,903)
Proceeds from sales of investments	15,400,708
Net realized loss on investments	402,680
Net change in unrealized appreciation/depreciation on investments	(20,402,204)
(Increase)/Decrease in Assets:
Receivable for investments sold	(5,498,040)
Prepaid offering costs	(146,473)
Interest receivable	(86,137)
Dividends receivable	(849)
Increase/(Decrease) in Liabilities:
Due to Adviser	138,785
Investment management fees payable	177,665
Accounting and administration fees payable	19,180
Professional fees payable	59,176
Trustee fees payable	4,657
Payable for investments purchased	774,273
Transfer agent fees payable	4,471
Tax services payable	2,302
Other accrued expenses	72,366
Net cash used in operating activities	(29,693,251)

Cash flows from financing activities
Proceeds from capital contributions	950,000
Cash transferred from the Predecessor Fund*	45,797,727
Net Cash provided by financing activities	46,747,727

Net increase in cash	17,054,476
Cash at beginning of period	—
Cash at end of period	$17,054,476

Supplemental disclosure of non-cash activities
Fair value of investments received via in-kind capital contribution	$57,020,170

____________

*     The Fund commenced operations on January 22, 2026 following reorganization of ABS Global Pre-IPO LP which was effective as of close of business on January 20, 2026 (see Note 1).

See accompanying Notes to the Consolidated Financial Statements.

The Pre-IPO and Growth Fund

Consolidated Financial Highlights

Class F Shares

Per share operating performance.

For a capital share outstanding throughout the period.

	For the Period January 22, 2026* through March 31, 2026
Per Share Operating Performance:
Net Asset Value per share, beginning of period	$10.00
Activity from investment operations:
Net investment loss(1)	(0.03)
Net realized and change in unrealized gain	1.93
Total from investment operations	1.90

Net Asset Value per share, end of period	$11.90

Net Assets, end of period (in thousands)	$62,394

Ratios to average net assets:
Net investment loss(2),(3)	(0.29)%

Gross expenses(4)	0.56%
Expense Recoupment/(Reimbursement)	(0.08)%
Net expenses(4)	0.48%

Total Return(5)	19.00	%(6)

Portfolio turnover rate	19.36	%(6)

____________

(1)      Per share data is computed using the average shares method.

(2)      Net investment income (loss) has been annualized for periods of less than twelve months, except for Organizational Fees which are one time expenses.

(3)      Recognition of net investment income (loss) by the Fund is affected by the timing of the declaration of dividends by the underlying funds in which the Fund invests. Ratios do not include net investment income of the funds in which the Fund invests.

(4)      Expense ratios have been annualized for periods of less than twelve months, except for Organizational Fees which are one time expenses. Expenses do not include expenses from underlying funds in which the Fund invests.

(5)      Total return based on per unit net asset value reflects the change in net asset value based on the effects of the performance of the Fund during the period and assumes distributions, if any, were reinvested. Total returns shown exclude the effect of applicable sales charges.

(6)      Not annualized.

*        Commencement of Operations.

See accompanying Notes to the Consolidated Financial Statements.

The Pre-IPO and Growth Fund

Consolidated Financial Highlights

Class S Shares

Per share operating performance.

For a capital share outstanding throughout the period.

	For the Period January 22, 2026* through March 31, 2026
Per Share Operating Performance:
Net Asset Value per share, beginning of period	$10.00
Activity from investment operations:
Net investment loss(1)	(0.03)
Net realized and change in unrealized gain	1.93
Total from investment operations	1.90

Net Asset Value per share, end of period	$11.90

Net Assets, end of period (in thousands)	$61,020

Ratios to average net assets:
Net investment loss(2),(3)	(0.29)%

Gross expenses(4)	0.56%
Expense Recoupment/(Reimbursement)	(0.08)%
Net expenses(4)	0.48%

Total Return(5)	19.00	%(6)

Portfolio turnover rate	19.36	%(6)

____________

(1)      Per share data is computed using the average shares method.

(2)      Net investment income (loss) has been annualized for periods of less than twelve months, except for Organizational Fees which are one time expenses.

(3)      Recognition of net investment income (loss) by the Fund is affected by the timing of the declaration of dividends by the underlying funds in which the Fund invests. Ratios do not include net investment income of the funds in which the Fund invests.

(4)      Expense ratios have been annualized for periods of less than twelve months, except for Organizational Fees which are one time expenses. Expenses do not include expenses from underlying funds in which the Fund invests.

(5)      Total return based on per unit net asset value reflects the change in net asset value based on the effects of the performance of the Fund during the period and assumes distributions, if any, were reinvested. Total returns shown exclude the effect of applicable sales charges.

(6)      Not annualized.

*        Commencement of Operations.

See accompanying Notes to the Consolidated Financial Statements.

The Pre-IPO and Growth Fund
Notes to the CONSOLIDATED Financial Statements
March 31, 2026

1. ORGANIZATION

The Pre-IPO and Growth Fund (the “Fund”) was organized as a Delaware statutory trust on May 22, 2025, and is registered under the Investment Company Act of 1940, as amended, (the “Investment Company Act”) as a continuously offered, non-diversified, closed-end management investment company that is operated as an interval fund. ABS Investment Management LLC (the “Adviser”) serves as the investment advisor of the Fund. The Fund commenced operations on January 22, 2026 (“Inception” or “Commencement of Operations”). Simultaneous with the commencement of the Fund’s operations, a private investment vehicle, the ABS Global Pre-IPO LP (the “Predecessor Fund”) with a portfolio of private investments reorganized into the Fund (the “Reorganization”). The Predecessor Fund maintained an investment objective, strategies and investment policies, guidelines and restrictions that were, in all material respects, equivalent to those of the Fund. The Fund and the Predecessor Fund share the same investment adviser and portfolio managers. The performance of the Predecessor Fund, as a private investment vehicle, is not included in the performance of the Fund. The proposed Plan of Reorganization was approved by the Fund’s Board of Trustees (the “Board”) on January 20, 2026. The tax-free reorganization was accomplished at close of business on January 22, 2026. The reorganization was accomplished by the following tax-free exchange in which each shareholder of the Predecessor Fund received the same aggregate share net asset value in the corresponding classes as noted below:

	Shares Issued	Net Assets
F Class	5,165,938	$51,659,379
S Class	5,115,852	51,158,518

The Fund offers three classes of shares of beneficial interest (“Shares”) designated as F Class, D Class, and S Class (“F Shares”, “D Shares”, and “S Shares”, respectively). The Fund had no operations prior to Inception except for matters relating to the Fund’s establishment, designation, registration, and issuance of 10,000 F Shares to the Adviser on September 30, 2025 for $100,000 at a net asset value (“NAV”) of $10.00 per share, which represents the Adviser’s seed investment. Only F Shares and S Shares have been issued as of the date of this report.

The Fund’s investment objective is to seek capital appreciation over a multi-year horizon. In order to achieve the Fund’s investment objective, the Adviser allocates the Fund’s investments primarily among the securities of late-stage private companies that, at the time of the Fund’s investment, do not have a class of securities listed on an “exchange” as such term is defined under the Securities Exchange Act of 1934, as amended, and have achieved significant positive revenues. Such companies may operate in any industry, but the Adviser anticipates such companies to operate within high growth sectors such as technology, communications, defense, fintech, life sciences and alternative energy. Such investments may include investments in private funds where the underlying exposure is comprised of pre-IPO securities. The Fund may also invest a portion of its assets in private equity funds, late-stage venture capital funds, and other funds that invest primarily in private companies and rely on exclusions from the Investment Company Act under section 3(c)(1) or 3(c)(7) to gain diversified exposure to private companies or to obtain co-investment opportunities from private fund managers. The Fund may also invest in private companies directly. Such investments generally will count towards the Fund’s investments in pre-IPO securities.

A significant portion of the Fund’s investments may be held through Special Purpose Vehicles (“SPVs”). SPVs are vehicles organized by the Adviser or by third-party managers that are designed to provide the Fund and other accredited investors access to securities of a private company, which are typically offered through a private offering of securities exempt from registration pursuant to Regulation D under the Securities Exchange Act of 1933, as amended. The types of third-party SPVs in which the Fund may invest may charge upfront broker fees as well as management fees and carried interest (however, the Fund also anticipates that many of the SPVs in which the Fund may invest will charge no ongoing management fees). Third-party managers (who may be affiliates of venture capital firms or private fund managers) that form SPVs source investment opportunities through relationships they have with other market participants, which may include shareholders of private companies. All members of an SPV have limited rights, which are documented in the applicable governing documents of the SPV, subject to the terms of any side letters entered into between an investor and the manager of the SPV. The Fund may invest in a newly-formed SPV or, in certain circumstances, may acquire the interests of an existing investor in an SPV. Members of SPVs generally pay fees to cover operating and offering-related

The Pre-IPO and Growth Fund
Notes to the CONSOLIDATED Financial Statements
March 31, 2026

1. ORGANIZATION (cont.)

costs. The value of an SPV investment generally approximates the fair value of its underlying securities, after discounting to take into account any fees paid to the SPV. Therefore, the fair value of investments in SPVs may differ from the value of the underlying securities were the Fund to hold such securities directly. The Fund may also invest in SPVs created by the Adviser. Unlike third-party SPVs, SPVs created by the Adviser will charge no management fees to the Fund, nor will the Adviser receive any compensation for managing the SPVs.

(a) Consolidation of Subsidiaries

The Fund may make investments through wholly-owned subsidiaries (each a “Subsidiary” and together, the “Subsidiaries”). Such Subsidiaries will not be registered under the Investment Company Act. However, the Fund will wholly own and control any Subsidiaries. In addition, the Fund does not intend to create or acquire primary control of any entity which primarily engages in investment activities in securities or other assets, other than entities wholly-owned or majority-owned by the Fund. The Board has oversight responsibility for the investment activities of the Fund, including its investment in any Subsidiary, and the Fund’s role as sole member or shareholder of any Subsidiary.

As of March 31, 2026, there is one active Subsidiary in the Fund:

Subsidiary	Formation Date	Domicile	% of the Fund’s Total Assets
HMP Ltd.	January 16, 2026	Cayman Islands	0.4%

2. SIGNIFICANT ACCOUNTING POLICIES

The accompanying financial statements have been prepared in conformity with generally accepted accounting principles in the United States of America (“U.S. GAAP”). The preparation of the financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, as well as reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from these estimates.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 “Financial Services — Investment Companies” Including Accounting Standards Update 2013-08.

a. Cash

Cash represents cash deposits held at financial institutions. Cash is held at major financial institutions and is subject to credit risk to the extent those balances exceed applicable Federal Deposit Insurance Corporation or Securities Investor Protection Corporation limitations.

b. Share Valuation

The Fund will calculate its NAV for each class of Shares following the close of regular trading on the New York Stock Exchange (“NYSE”) on each day the NYSE is open for trading, and at such other times as the Board may determine.

c. Fund Expenses

The Fund pays all of its expenses or reimburses the Adviser or its affiliates to the extent they have previously paid such expenses on behalf of the Fund. The expenses of the Fund include, but are not limited to, any fees and expenses in connection with the offering and issuance of Shares; all fees and expenses directly related to portfolio transactions and positions for the Fund’s account; all fees and expenses reasonably incurred in connection with the operation of the Fund, such as investment management fee, legal fees, auditing fees, accounting, administration, and tax preparation fees, custodial fees, costs of insurance, registration expenses and trustees’ fees. Income and expenses of the Fund are allocated on a pro rata basis to each class of shares, except for distribution and service fees which are unique to certain share classes.

The Pre-IPO and Growth Fund
Notes to the CONSOLIDATED Financial Statements
March 31, 2026

2. SIGNIFICANT ACCOUNTING POLICIES (cont.)

d. Income Tax Information

The Fund’s policy is to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, that are applicable to regulated investment companies (“RICs”) and to distribute substantially all of its net investment income and any net realized gains to its shareholders (“Shareholders”). Therefore, no provision is made for federal income or excise taxes. Due to the timing of dividend distributions and the differences in accounting for income and realized gains and losses for financial statement and federal income tax purposes, the fiscal year in which amounts are distributed may differ from the year in which the income and realized gains and losses are recorded by the Fund.

Accounting for Uncertainty in Income Taxes (the “Income Tax Statement”) requires an evaluation of tax positions taken (or expected to be taken) in the course of preparing the Fund’s tax returns to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Consolidated Statement of Operations.

The Income Tax Statement requires management of the Fund to analyze tax positions expected to be taken in the Fund’s tax returns, as defined by Internal Revenue Service (the “IRS”) statute of limitations for all major jurisdictions, including federal tax authorities and certain state tax authorities. As of March 31, 2026, the Fund did not have a liability for any unrecognized tax benefits. The Fund has no examination in progress and is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

As of March 31, 2026, the federal tax cost of investment securities and unrealized appreciation (depreciation) were as follows:

Gross unrealized appreciation	$32,398,695
Gross unrealized depreciation	(3,104,979)
Net unrealized appreciation	29,293,716
Cost of investments	$72,587,174

The difference between cost amounts for financial statement and federal income tax purposes is due primarily to timing differences in recognizing certain gains and losses in security transactions.

e. Segment Reporting

In this reporting period, the Fund adopted FASB Accounting Standards Update 2023-07, Segment Reporting (“Topic 280”)–Improvements to Reportable Segment Disclosures (“ASU 2023-07”). Adoption of the new standard impacted financial statement disclosures only and did not affect the Fund’s financial position or the results of its operations. An operating segment is defined in Topic 280 as a component of a public entity that engages in business activities from which it may recognize revenues and incur expenses, has operating results that are regularly reviewed by the public entity’s chief operating decision maker (“CODM”) to make decisions about resources to be allocated to the segment and assess its performance, and has discrete financial information available. The Fund’s Principal Executive Officer acts as the CODM. The Fund represents a single operating segment, as the CODM monitors the operating results of the Fund as a whole and the Fund’s long-term strategic asset allocation is pre-determined in accordance with the terms of its prospectus, based on a defined investment strategy which is executed by the Fund’s portfolio managers as a team. The financial information in the form of the Fund’s portfolio composition, total returns, expense ratios and changes in net assets (i.e., changes in net assets resulting from operations, subscriptions and redemptions), which are used by the CODM to assess the segment’s performance versus the Fund’s comparative benchmarks and to make resource allocation decisions for the Fund’s single segment, is consistent with that presented within the Fund’s financial statements. Segment assets are reflected on the accompanying Consolidated Statement of Assets and Liabilities as “total assets” and significant segment expenses are listed on the accompanying Consolidated Statement of Operations.

The Pre-IPO and Growth Fund
Notes to the CONSOLIDATED Financial Statements
March 31, 2026

2. SIGNIFICANT ACCOUNTING POLICIES (cont.)

f. Foreign Currency

The values of investments denominated in foreign currencies are translated into U.S. dollars at the date of valuation. Capital contributions to the portfolio investments and distributions received from the investments are translated into U.S. dollar amounts on the respective dates of each such transaction. The Fund does not isolate the effects of changes in foreign currency rates on the valuation of these investments. Such fluctuations in exchange rates are included with and form part of the net realized and unrealized gain (loss) from investments.

g. Investment Transactions and Investment Income

Investment transactions are accounted for on trade date. Realized gains and losses on investment securities sold are determined on a specific identification basis. Dividend income is recorded on the ex-dividend date. Non-cash dividends, if any, are included in dividend income at the fair value of the security received. Interest income is accrued as earned. Unrealized gains or losses resulting from appreciation or depreciation in the fair value of investments are recorded upon the determination of a change in fair value of an investment held. The Fund’s policies regarding the determination of fair value are discussed in Note 10.

3. ORGANIZATIONAL AND OFFERING COSTS

Organizational costs consist of the costs of forming the Fund; drafting of bylaws, administration, custody and transfer agency agreements; and legal services in connection with the initial meeting of the Board and the Fund’s seed audit costs. Offering costs consist of the costs of preparing, reviewing and filing with the U.S. Securities and Exchange Commission (“SEC”) the Fund’s registration statement (“Registration Statement”); the costs of preparing, reviewing and filing of any associated marketing or similar materials; the costs associated with the printing, mailing or other distribution of the Fund’s Prospectus, Statement of Additional Information (“SAI”) and/or marketing materials; and the amounts of associated filing fees and legal fees associated with the offering. The aggregate amount of the organizational costs and offering costs as of March 31, 2026 are $70,683 and $151,187, respectively.

Organizational costs are expensed as incurred and are subject to recoupment by the Adviser in accordance with the Fund’s Expense Limitation Agreement (as defined below) discussed in Note 5. Offering costs, which are also subject to the Fund’s Expense Limitation Agreement discussed in Note 5, are accounted for as a deferred charge from the commencement of operations and are thereafter amortized to expense over twelve months on a straight-line basis. The Adviser paid $50,058 in organizational costs and $101,810 in offering costs that were subject to recoupment. The Adviser has been fully reimbursed for organizational costs as of April 2026, and will be fully reimbursed for offering costs by February 2027.

4. CAPITAL STOCK

The Fund offers F Shares, D Shares, and S Shares, which are subject to different fees and expenses. The Fund may offer additional classes of Shares in the future. The Fund has received an exemptive order from the SEC with respect to the Fund’s multi-class structure.

The Fund is authorized as a Delaware statutory trust to issue an unlimited number of Shares in one or more classes, with no par value. The minimum initial subscription (each, an “Investment Minimum”) for F Shares, D Shares, and S Shares is $1,000,000, $10,000, and $10,000, respectively. The minimum subsequent subscription for all classes of Shares is $10,000. Shares may be purchased by principals and employees of the Adviser or its affiliates and their immediate family members without being subject to the minimum investment requirements. The Shares will initially be issued at $10.00 per share and thereafter the purchase price for each class of Shares will be based on the NAV per Share of that Class as of the date such Shares are purchased.

Shares are generally offered for purchase on each business day, except that Shares may be offered more or less frequently as determined by the Board in its sole discretion. The Board may also suspend or terminate offerings of Shares at any time.

The Pre-IPO and Growth Fund
Notes to the CONSOLIDATED Financial Statements
March 31, 2026

4. CAPITAL STOCK (cont.)

A substantial portion of the Fund’s investments will be illiquid. For this reason, the Fund is structured as a closed-end interval fund which means that the Shareholders will not have the right to redeem their Shares on a daily basis. In addition, the Fund does not expect any trading market to develop for the Shares. As a result, if investors decide to invest in the Fund, they will have very limited opportunity to sell their Shares. To provide a limited degree of liquidity to shareholders, the Fund has adopted a fundamental policy to make quarterly repurchase offers at NAV of no less than 5% of the Shares outstanding. A Shareholder whose Shares (or a portion thereof) are repurchased by the Fund will not be entitled to a return of any sales charge that was charged in connection with the Shareholder’s purchase of the Shares. No Share repurchases occurred during the period ended March 31, 2026.

5. INVESTMENT ADVISORY AGREEMENT AND OTHER AGREEMENTS

The Fund is managed by the Adviser, a Delaware limited liability company registered under the Investment Advisers Act of 1940, as amended. Certain officers of the Fund are also directors and officers of the Adviser.

The Fund has entered into an investment advisory agreement (the “Advisory Agreement”) with the Adviser. Pursuant to the terms of the Advisory Agreement, the Adviser is responsible for developing, implementing and supervising the Fund’s continuous investment program in a manner reasonably consistent with the investment objective and policies of the Fund. As compensation for services and facilities required to be provided by the Adviser under the Advisory Agreement, the Fund will pay the Adviser a fee at an annual rate equal to 1.95%, payable monthly based on the Fund’s average daily net assets.

The Adviser has entered into an expense limitation and reimbursement agreement (the “Expense Limitation Agreement”) with the Fund, whereby the Adviser has agreed to waive fees that it would otherwise have been paid, and/or to assume expenses of the Fund (a “Waiver”), if required to ensure the class operating expenses (excluding shareholder servicing fees, distribution fees, sales loads, taxes, interest expenses and other costs of borrowing (including but not limited to loan commitment fees and other lender fees and expenses), portfolio transaction expenses (including but not limited to brokerage fees and commissions, custodial ticker costs to process Fund investments in other investment funds, and other fees and expenses incurred in connection with the acquisition, holding and disposition of securities and other investments), fees and expenses for outsourced third-party chief compliance officer services, if and when utilized by the Fund, acquired fund fees and expenses (as determined in accordance with SEC Form N-2), dividend expenses on short sales and extraordinary expenses incurred in the ordinary course of the Fund’s business) do not exceed 2.50% of the average daily net assets of F Shares, D Shares, and S Shares (the “Expense Limit”). Because taxes, leverage interest, brokerage commissions, incentive fees, dividend and interest expenses on short sales, distribution and/or shareholder servicing fees paid by the Fund, acquired fund fees and expenses, expenses incurred in connection with any merger or reorganization, and extraordinary expenses, such as litigation expenses are excluded from the Expense Limit, Total Annual Expenses (after fee waivers and expense reimbursements) will not exceed 2.50%. For a period not to exceed three years from the date on which a Waiver is made, the Investment Adviser may recoup amounts waived or assumed, provided it is able to affect such recoupment and remain in compliance with the Expense Limit in place at the time of the Waiver, and any then-existing expense limit. The Expense Limitation Agreement is in effect until one year from the first day the Fund commences operations and will automatically renew for successive twelve-month periods thereafter. After the Fund’s first year of operations, the Expense Limit will increase to 2.65%. The Board may terminate the Expense Limitation Agreement, in totality or with respect to any Class, at any time. This Expense Limitation Agreement shall terminate automatically upon the termination of the Advisory Agreement.

For the period Inception through March 31, 2026, the Adviser waived management fees totaling $93,146. At March 31, 2026, the amount of these potentially recoverable expenses was $93,146. The Adviser may recapture all or a portion of the following amounts no later than March 31 of the year stated below:

2029	$93,146

The Fund has entered into a distribution agreement with Paralel Distributors (the “Distributor”) to act as the distributor for the sale of Shares.

The Pre-IPO and Growth Fund
Notes to the CONSOLIDATED Financial Statements
March 31, 2026

6. RELATED PARTY TRANSACTIONS

At March 31, 2026, Shareholders who are affiliated with the Adviser owned approximately 5% of Shareholders’ Capital of the Fund.

7. CONTROL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than twenty-five percent (25%) of the voting securities creates a presumption of control of the Fund, under Section 2(a)(9) of the 1940 Act. As of March 31, 2026, the Fund had a Shareholder that held 49.31% of the outstanding Shares of the Fund. Shareholders owning voting securities in excess of 25% may determine the outcome of any matter affecting and voted on by Shareholders of the Fund.

8. ADMINISTRATION AND CUSTODY AGREEMENT

UMB Fund Services, Inc., serves as administrator (the “Administrator”) to the Fund and provides certain accounting, administrative, record keeping and investor related services. The Fund pays a monthly fee to the Administrator based upon Shareholders’ Capital, subject to certain minimums.

UMB Bank, N.A. (the “Custodian”), an affiliate of the Administrator, serves as the primary custodian of the assets of the Fund, and may maintain custody of such assets with U.S. and non-U.S. sub-custodians, securities depositories and clearing agencies.

9. INVESTMENT TRANSACTIONS

For the period Inception through March 31, 2026, the purchase and sale of investments, excluding short-term investments, were $38,680,417 and $15,400,708, respectively.

10. PORTFOLIO VALUATION

ASC 820 defines fair value as the value that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the asset or liability. ASC 820 establishes a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in valuing the asset or liability developed based on the best information available in the circumstances. Each investment is assigned a level based upon the observation of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below:

Level I:

Quoted unadjusted prices are available in active markets for identical investments as of the reporting date. The types of investments which would generally be included in Level I include listed equities.

Level II:

Pricing inputs other than quoted available prices in active markets, which are either directly or indirectly observable as of the reporting date, and fair value is determined through the use of models or other valuation methodologies. The types of investments which would generally be included in Level II include corporate bonds and loans, and less liquid and restricted equity securities. This category also includes interests in special purpose vehicles whose fair value is predominantly attributable to investments in Level I type securities.

The Pre-IPO and Growth Fund
Notes to the CONSOLIDATED Financial Statements
March 31, 2026

10. PORTFOLIO VALUATION (cont.)

Level III:

Pricing inputs are unobservable for the investment and include situations where there is little, if any, market activity for the investment. The inputs into the determination of fair value require significant management judgment or estimation. Those unobservable inputs, that are not corroborated by market data, generally reflect the reporting entity’s own assumptions about the assumptions market participants would use in determining the fair value of the investment. The types of investments which would generally be included in Level III include equity and/or debt securities issued by private entities and investments in Investment Funds.

Because the Fund invests a portion of its assets in private companies and pooled investment vehicles (collectively, “Portfolio Investments”), the NAV of the Shares will depend on the value of such Portfolio Investments. The NAVs of Portfolio Investments are generally not readily available from pricing vendors.

The Board has a Valuation Committee to oversee the valuation of the Fund’s investments. Pursuant to Rule 2a-5 under the Investment Company Act, the Board has appointed the Adviser to serve as the Fund’s Valuation Designee (the “Valuation Designee”). The Valuation Designee is required to periodically assess and manage risks, select valuation methodologies and monitor for circumstances that require fair valuation, test fair valuation methodologies, and provide oversight of third-party pricing services.

The valuation procedures employed by the Valuation Designee for valuing the Fund’s securities (the “Valuation Procedures”) provide that the Fund will value its Portfolio Investments at fair value. The valuations of Portfolio Investments are generally supported by monthly valuation statements received from the Portfolio Investments’ independent administrators. In addition, investor reports and audited financial statements, among other things, may be considered when available or necessary.

In accordance with the Valuation Procedures, fair value as of each month-end or other applicable accounting periods, as applicable, ordinarily will be the value determined as of such date by each Portfolio Investment in accordance with the Portfolio Investment’s valuation policies and reported at the time of the Fund’s valuation. As a general matter, the fair value of the Fund’s interest in a Portfolio Investment will represent the amount that the Fund could reasonably expect to receive from the Portfolio Investment if the Fund’s interest was redeemed at the time of valuation, based on information reasonably available at the time the valuation is made and that the Fund believes to be reliable. In the event that a Portfolio Investment or its independent administrator does not report a month-end value to the Fund on a timely basis, the Fund will determine the fair value of such Portfolio Investment based on the most recent estimated value reported by the Portfolio Investment, as well as any other relevant information available at the time the Fund values its portfolio.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities. The following is a summary of the inputs used, as of March 31, 2026, in valuing the Fund’s assets and liabilities carried at fair value:

	Level I	Level II*	Level III	Investments Measured at Net Asset Value(1)	Total
Assets
Investments
Common Stocks	$17,378,928	$—	$—	$—	$17,378,928
Private Equity Funds	—	—	—	1,499,883	1,499,883
Special Purpose Vehicles	—	—	2,313,800	80,688,279	83,002,079
Total Investments	$17,378,928	$—	$2,313,800	$82,188,162	$101,880,890

____________

*     The Fund did not hold any Level II securities as of March 31, 2026.

(1)   These investments are presented for reconciliation purposes and are not required to be categorized in the fair value hierarchy since they are measured at net asset value, without adjustment, as permitted as a practical expedient.

The Pre-IPO and Growth Fund
Notes to the CONSOLIDATED Financial Statements
March 31, 2026

10. PORTFOLIO VALUATION (cont.)

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining value:

Special Purpose Vehicles
Balance as of January 22, 2026	$—
Transfers into Level III	—
Transfers out of Level III	—
Total gains or losses for the period
Included in earnings (or changes in net assets)	—
Purchases	2,313,800
Sales	—
Balance as of March 31, 2026	$2,313,800
Change in unrealized gains or losses for the period included in earnings (or changes in net assets) for assets held at the end of the reporting period	$—

As of March 31, 2026, the value of Level III assets of $2,313,800 were determined using unobservable input not determined by management, including recent purchase transactions.

11. COMMITMENTS

As of March 31, 2026, the Fund has $337,500 in unfunded commitments to certain investments. The commitments to investments are subject to certain terms and conditions prior to closing of the relevant transactions. There can be no assurance that such transactions will close as expected or at all.

12. INDEMNIFICATION

In the normal course of business, the Fund has entered into contracts that contain a variety of representations which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund expects the risk of loss to be remote.

13. RISK FACTORS

The Fund is subject to substantial risks, including market risks, strategy risks and Portfolio Investment manager risks. Portfolio Funds generally will not be registered as investment companies under the Investment Company Act and, therefore, the Fund will not be entitled to the various protections afforded by the Investment Company Act with respect to its investments in Portfolio Funds. While the Adviser will attempt to moderate any risks of securities activities of the Portfolio Fund managers, there can be no assurance that the Fund’s investment activities will be successful or that the Shareholders will not suffer losses. The Adviser will not have any control over the Portfolio Fund managers, thus there can be no assurances that a Portfolio Fund manager will manage its portfolio in a manner consistent with the Fund’s investment objective.

Certain local, regional or global events such as war, acts of terrorism, the spread of infectious illnesses and/or other public health issues, tariffs and trade wars, or other events may have a significant impact on a security or instrument. These types of events and other like them are collectively referred to as “Market Disruptions and Geopolitical Risks” and they may have adverse impacts on the worldwide economy, as well as the economies of individual countries, the financial health of individual companies and the market in general in significant and unforeseen ways. Some of the impacts noted in recent times include but are not limited to embargos, political actions, supply chain disruptions,

The Pre-IPO and Growth Fund
Notes to the CONSOLIDATED Financial Statements
March 31, 2026

13. RISK FACTORS (cont.)

restrictions to investment and/or monetary movement including the forced selling of securities or the inability to participate impacted markets. The duration of these events could adversely affect the Fund’s performance, the performance of the securities in which the Fund invests and may lead to losses on your investment. The ultimate impact of “Market Disruptions and Geopolitical Risks” on the financial performance of the Fund’s investments is not reasonably estimable at this time. Management is actively monitoring these events.

14. NEW ACCOUNTING PRONOUNCEMENTS AND REGULATORY UPDATES

In the reporting period, the Fund adopted FASB Accounting Standards Update 2023-09, Income Taxes (Topic 740) — Improvements to Income Tax Disclosures (ASU 2023-09), which enhances income tax disclosures, including disclosure of income taxes paid disaggregated by jurisdiction. Adoption of the new standard did not materially impact financial statement disclosures and did not affect the Fund’s financial position or the results of its operations.

15. SUBSEQUENT EVENTS

On May 22, 2026, the Fund commenced a repurchase offer with a valuation date of June 15, 2026.

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were available to be issued and has determined that there were no other subsequent events to report.

The Pre-IPO and Growth Fund
FUND MANAGEMENT (Unaudited)

The identity of the Board and brief biographical information as of March 31, 2026 is set forth below. The Fund’s Statement of Additional Information includes additional information about the Board and is available, without charge, by calling 1-877-499-9990.

Name, Address and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served(2)	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years
Interested Trustee(1):
Laurence K. Russian 235 West Galena Street, Milwaukee, Wisconsin 53212 Born: 1970	Trustee; Chief Executive Officer; President	Since inception	Managing Member and Portfolio Manager, ABS Investment Management LLC since 2002	1	None
Independent Trustees:
Bruce Beaty 235 West Galena Street, Milwaukee, Wisconsin 53212 Born: 1958	Trustee Member, Audit, Nominating, Qualified Legal Compliance and Valuation Committee	Since inception	President and Chief Executive Officer, Blue Ridge Real Estate Company (real estate development and hospitality operations) since August 2011; Chairman of the Board of Directors since 2014 and a Director of each of the companies since 2006.	1	3
Richard Latto 235 West Galena Street, Milwaukee, Wisconsin 53212 Born: 1963	Trustee Member, Audit, Nominating, Qualified Legal Compliance and Valuation Committee	Since inception	Managing Member, Spray Rock Capital (investment firm) since 2016; Pol-Brands (Plastic Manufacturer) since August 2023.	1	1
Principal Officers who are Not Trustees
John Mulfinger 235 West Galena Street, Milwaukee, Wisconsin 53212 Born: 1976	Treasurer and Principal Financial Officer	Since inception	Accounting Manager, ABS Investment Management, LLC since 2009	N/A	N/A
Jon L. Feinberg 235 West Galena Street, Milwaukee, Wisconsin 53212 Born: 1968	Vice-President	Since inception	Managing Director, Head of Distribution, ABS Global Investments LLC since 2010	N/A	N/A

The Pre-IPO and Growth Fund
FUND MANAGEMENT (Unaudited) — (Continued)

Name, Address and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served(2)	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years
Benjamin Marshak 235 West Galena Street, Milwaukee, Wisconsin 53212 Born: 1998	Secretary	Since inception

Compliance Associate, ABS Investment Management LLC since 2024; Consultant, Mizuho Securities (May 2024 – September 2024); Compliance Department Assistant, Hedgeye Risk Management LLC (January 2024 – April 2024); Law Clerk, Sojitz Corporation of America, Inc. (January 2023 – December 2023).

				N/A	N/A
Jestine Roberts 235 West Galena Street, Milwaukee, Wisconsin 53212 Born: 1975	Anti-Money Laundering Officer	Since inception	Head of Investor Relations, ABS Investment Management, LLC since 2011	N/A	N/A
Frederick Teufel 235 West Galena Street, Milwaukee, Wisconsin 53212 Born: 1959	Chief Compliance Officer	Since inception	Director, Vigilant, LLC since 2021; Visiting Professor, Saint Joseph’s University from 2015 – 2021	N/A	N/A

____________

(1)      Mr. Russian is an Interested Trustee because of his affiliation with the Adviser.

(2)      Each Trustee serves until retirement, resignation or removal from the Board. Trustees may be removed in accordance with the Declaration of Trust with or without cause by written instrument signed by a majority of the Trustees.

The Pre-IPO and Growth Fund
OTHER INFORMATION (Unaudited)
March 31, 2026

Dividend Reinvestment Plan

Questions concerning the DRIP should be directed to the Agent at 235 West Galena Street, Milwaukee, Wisconsin 53212 or (877) 499-9990.

Proxy Voting

The Fund is required to file Form N-PX, with its complete proxy voting record for the twelve months ended June 30 no later than August 31. The Fund’s Form N-PX filing is available: (i) without charge, upon request, by calling the Fund at 1-877-499-9990 or (ii) by visiting the SEC’s website at www.sec.gov.

Availability of Quarterly Portfolio Schedules

The Fund will file its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its report on Form N-PORT. The Fund’s Form N-PORT is available, without charge and upon request, on the SEC’s website at www.sec.gov or may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Approval of Investment Advisory Agreement for the Fund

At the organizational meeting of the Fund on September 24, 2025, the Board, including all of the Trustees who are not “interested persons” of the Fund (the “Independent Trustees”) as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”), considered the renewal of the investment advisory agreement between the Fund and ABS Investment Management LLC (“ABS”), with respect to the Fund (the “Advisory Agreement”), for an initial two-year period.

The Board was assisted by its independent legal counsel throughout the Advisory Agreement review process. The Board relied upon the advice of independent legal counsel and its own business judgment in determining the material factors to be considered in evaluating the Advisory Agreement and the weight to be given to each factor considered. The Board’s conclusions were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Trustee might have afforded different weight to the various factors in reaching his conclusions with respect to the approval of the Advisory Agreement.

Nature, Extent and Quality of Services.    The Board considered the scope of services that ABS would provide to the Fund, noting that such services included, but were not limited to, the following: (1) investing the Fund’s assets in a manner consistent with the Fund’s investment objective and investment policies; (2) determining the portfolio funds to be purchased, sold or otherwise disposed of and the timing of such transactions; and (3) voting all proxies for securities and exercising all other voting rights with respect to such securities. The Board recognized that ABS specialized in sourcing alpha opportunities across global strategies and currently managed approximately $9 billion in assets across a variety of commingled products and customized portfolios. The Board reviewed the organizational structure of ABS, noting that it had solid financials and strong leadership comprised of individuals with decades of experience and superior credentials. The Board recognized that ABS maintained a robust compliance program, engaged third-party compliance consultants, and reported no material compliance issues. The Board observed that ABS reported no material litigation or administrative actions within the past 36 months. The Board considered that ABS’s assets under management had grown roughly 40% in the past 36 months. The Board noted that ABS had a business continuity and disaster recovery plans in place. The Board concluded that ABS could be expected to provide quality service to the Fund and its shareholders.

Performance.    The Board acknowledged that Fund had not yet launched and had no performance for the Board to evaluate. The Board noted that it was familiar with ABS’s ability to manage closed-end funds and that it could be expected to deliver results in line with its expectations.

The Pre-IPO and Growth Fund
OTHER INFORMATION (Unaudited) — (Continued)
March 31, 2026

Fees and Expenses.    The Board remarked that ABS was proposing a 1.95% management fee for its services to the Fund. It acknowledged that ABS was proposing a expense limitation for F Shares and S Shares. The Board acknowledged that the proposed 1.95% management fee was lower than the average of the Fund’s peers. The Board concluded that the proposed management fee was not unreasonable.

Profitability.    The Board reviewed ABS’s projected profitability analysis and noted that ABS anticipated a reasonable profit during the first two years of the Fund’s operations before amounts spent on marketing and distribution were taken into consideration. The Board concluded that ABS’s projected profits were not excessive.

Economies of Scale.    The Board noted that economies of scale had not yet been reached as the Fund had not yet launched. The Board discussed future opportunities for breakpoints as the assets of the Fund grew.

Conclusion.    Having requested and received such information from ABS as the Board believed to be reasonably necessary to evaluate the terms of the Advisory Agreement, and as assisted by the advice of independent counsel, the Board determined that approval of the Advisory Agreement was in the best interests of the Fund and its future shareholders.

Distributor
Paralel Distributors, LLC
1700 Broadway, Suite 2100
Denver, CO 80290

(b)      Not applicable.

ITEM 2.      CODE OF ETHICS.

(a)      The Registrant has adopted a code of ethics (the “Code of Ethics”) that applies to the Registrant’s principal executive officer and principal financial officer.

(b)      No information needs to be disclosed pursuant to this paragraph.

(c)      The Registrant has made no amendments to its Code of Ethics during the period covered by the report to members presented in Item 1 hereto.

(d)      The Registrant has not granted a waiver or an implicit waiver from a provision of its Code of Ethics during the period covered by the report to members presented in Item 1 hereto.

(e)      Not applicable.

(f)

(1)      Code of Ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(2)      Not applicable.

(3)      Not applicable.

ITEM 3.      AUDIT COMMITTEE FINANCIAL EXPERT.

As of the end of the period covered by the report, the registrant’s board of directors has determined that Mr. Bruce Beaty is qualified to serve as the audit committee financial expert serving on its audit committee and that he is “independent,” as defined by Item 3 of Form N-CSR.

ITEM 4.      PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Audit Fees

(a)      The aggregate fees billed for the period ended March 31, 2026 (the Registrant’s first period of operations) for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for the period are $68,000 for 2026.

Audit-Related Fees

(b)      The aggregate fees billed for the period ended March 31, 2026 (the Registrant’s first period of operations) for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item are $0. The fees listed in item 4 (b) are related to out-of-pocket expenses in relation to the annual audit of the registrant.

Tax Fees

(c)      The aggregate fees billed for the period ended March 31, 2026 (the Registrant’s first period of operations) for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $0.

All Other Fees

(d)      The aggregate fees billed in the period ended March 31, 2026 (the Registrant’s first period of operations) for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0.

(e)(1)  The audit committee of the Registrant’s Board of Trustees must pre-approve the audit and non-audit services of the auditor prior to the auditor’s engagement.

(e)(2)  The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b)    0%

(c)     0%

(d)    0%

(f)       Not applicable.

(g)      The aggregate non-audit fees billed by the Registrant’s accountant for services rendered to the Registrant, and rendered to the Registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the period ended March 31, 2026 (the Registrant’s first period of operations) was $0.

(h)      The audit committee of the Registrant’s Board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence. No such services were provided.

(i)       Not applicable.

(j)       Not applicable.

ITEM 5.      AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.      SCHEDULE OF INVESTMENTS.

(a)      Schedule of Investments in securities of unaffiliated issuers as of the reporting period is included as part of the report to shareholders filed under Item 1(a) of this form.

(b)      Not applicable.

ITEM 7.	FINANCIAL STATEMENTS AND FINANCIAL HIGHLIGHTS FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PROXY DISCLOSURES FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 10.	REMUNERATION PAID TO DIRECTORS, OFFICERS, AND OTHERS OF OPEN-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 11.	STATEMENT REGARDING BASIS FOR APPROVAL OF INVESTMENT ADVISORY CONTRACT.

The statement regarding the basis for approval of the investment advisory contract with ABS Investment Management LLC is included as part of the annual report to shareholders filed under Item 1 of this Form N-CSR.

ITEM 12.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

I.       INTRODUCTION

The Pre-IPO & Growth Fund (the “Fund”) is the beneficial owner of its portfolio securities. Accordingly, the Fund’s Board of Trustees (the “Board”), acting on behalf of the Fund, has the right and the fiduciary obligation to vote proxies relating to the Fund’s portfolio securities in a manner consistent with the best interests of the Fund and its shareholders. Accordingly, the Board has adopted these Proxy Voting Policies and Procedures with respect to voting proxies relating to portfolio securities held by the Fund (these “Policies and Procedures”).

II.     POLICY

A.       DELEGATION TO THE INVESTMENT ADVISER.

1.      The policy of the Fund is to delegate the responsibility for voting proxies relating to portfolio securities held by the Fund to the Fund’s investment adviser (the “Adviser”) as a part of the Adviser’s general management of the Fund, subject to the Board’s continuing oversight.

2.      The policy of the Fund is also to adopt the policies and procedures used by the Adviser to vote proxies relating to portfolio securities held by its clients, including the Fund (the “Adviser’s Policies and Procedures”).

3.      The Adviser shall periodically inform its employees (i) that they are under an obligation to be aware of the potential for conflicts of interest on the part of the Adviser with respect to voting proxies on behalf of the Fund, both as a result of the employee’s personal relationships and due to circumstances that may arise during the conduct of the Adviser’s business, and (ii) that employees should bring conflicts of interest of which they become aware to the attention of the management of the Adviser.

4.      The Adviser shall be responsible for coordinating the delivery of proxies by the Fund’s custodian to the Adviser or to an agent of the Adviser selected by the Adviser to vote proxies with respect to which the Adviser has such discretion.

III.    FIDUCIARY DUTY

The Adviser is a fiduciary to the Fund and must vote proxies in a manner consistent with the best interest of the Fund and its shareholders.

IV.     PROXY VOTING PROCEDURES

A.     ANNUAL PRESENTATION OF PROXY VOTING POLICIES TO THE BOARD. At least annually, the Adviser shall present to the Board for its review of the Adviser’s Policies and Procedures. In addition, the Adviser shall notify the Board promptly of material changes to the Adviser’s Policies and Procedures.

B.      ANNUAL PRESENTATION OF PROXY VOTING RECORD TO THE BOARD. At least annually, the Adviser shall provide to the Board a record of each proxy voted with respect to portfolio securities held by the Fund during the year. With respect to those proxies that the Adviser has identified as involving a conflict of interest, the Adviser shall submit a separate report indicating the nature of the conflict of interest and how that conflict was resolved with respect to the voting of the proxy. For this purpose, a “conflict of interest” shall be deemed to occur when the Adviser, the Fund’s principal underwriters, or an affiliated person of the Adviser or a principal underwriter has a financial interest in a matter presented by a proxy to be voted on behalf of the Fund, other than the obligation the Adviser incurs as investment adviser to the Fund, which may compromise the Adviser’s independence of judgment and action in voting the proxy.

C.     RESOLUTION OF CONFLICTS OF INTEREST. Where a proxy proposal raises a material conflict of interest between the interests of the Adviser, the Fund’s principal underwriter, or an affiliated person of the Fund, the Adviser or a principal underwriter and that of the Fund, the Adviser shall resolve such conflict in the manner described below.

1.      Vote in Accordance with a Predetermined Specific Policy. To the extent that the Adviser’s Policies and Procedures include a pre-determined voting policy for various types of proposals and the Adviser has little or no discretion to deviate from such policy with respect to the proposal in question, the Adviser shall vote in accordance with such pre-determined voting policy.

2.      Notify and Obtain Consent of the Board. To the extent that the Adviser’s Policies and Procedures include a pre-determined voting policy for various proposals and the Adviser has discretion to deviate from such policy, or the Adviser’s Policies and Procedures do not include pre-determined policies, the Adviser shall disclose the conflict to the Board and obtain the Board’s consent to the proposed vote prior to voting on such proposal.

a.      Detailed Disclosure to the Board. To enable the Board to make an informed decision regarding the vote in question, such disclosure to the Board shall include sufficient detail regarding the matter to be voted on and the nature of the conflict. When the Board does not respond to such a conflict disclosure request or denies the request, the Adviser shall abstain from voting the securities held by the Fund.

b.      Use of Independent Third Party. To the extent there is a conflict of interest between the Adviser, the Fund’s principal underwriters, or an affiliated person of the Adviser or a principal underwriter and the Fund and the Adviser notifies the Board of such conflict, the Board may vote the proxy in accordance with the recommendation of an independent third party.

V.      REVOCATION OF AUTHORITY TO VOTE

The delegation by the Board of the authority to vote proxies relating to portfolio securities held by the Fund may be revoked by the Board, in whole or in part, at any time.

VI.    ANNUAL FILING OF PROXY VOTING RECORD

The Fund shall file an annual report of each proxy voted with respect to portfolio securities held by the Fund during the twelve-month period ended June 30 on Form N-PX not later than August 31 of each year.

VII.   PROXY VOTING DISCLOSURES

A.     The Fund shall include in its registration statement:

1.      A description of these Policies and Procedures and of the Adviser’s Policies and Procedures; and

2.      A statement disclosing that information regarding how the Fund voted proxies relating to portfolio securities held by the Fund during the most recent twelve-month period ended June 30 is available without charge, upon request, by calling the Fund’s toll-free telephone number or through a specified Internet address or both and on the SEC website.

B.      The Fund shall include in its Annual and Semi-Annual Reports to shareholders:

1.      A statement that a description of these Policies and Procedures is available without charge, upon request, by calling the Fund’s toll-free telephone number or through a specified Internet address or both and on the SEC website.

2.      A statement that information regarding how the Fund voted proxies relating to portfolio securities held by the Fund during the most recent 12-month period ended June 30 is available without charge, upon request, by calling the Fund’s toll-free telephone number or through a specified Internet address or both and on the SEC website.

ITEM 13.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Portfolio Management

(a)(1)           Identification of Portfolio Manager(s) or Management Team Members and Description of Role of Portfolio Manager(s) or Management Team Members

The following table provides biographical information about the members of the Adviser who are primarily responsible for the day-to-day portfolio management of the Fund as of March 31, 2026:

Name of Portfolio Manager	Title	Length of Time of Service to the Fund	Business Experience During the Past 5 Years
Laurence K. Russian	Managing Member & Portfolio Manager	Since Inception	Managing Member and Portfolio Manager, ABS Investment Management LLC since 2002.
Michael Halper	Managing Member & Portfolio Manager	Since Inception	Managing Member and Portfolio Manager, ABS Investment Management LLC since 2023.

(a)(2)           Other Accounts Managed by Portfolio Manager(s) or Management Team Member and Potential Conflicts of Interest

The following table shows information regarding accounts (other than the Fund) managed by Mr. Russian and Mr. Halper as of March 31, 2026:

Team Member	Pooled Investment Vehicles				Other Accounts
	Number (Total)	Market Value Total	Number w/Perf. Fee(1)	Market Value w/Perf. Fee(1)	Number (Total)	Market Value (Total)	Number w/Perf. Fee(1)	Market Value w/Perf. Fee(1)
L. Russian	13	$7.47b	8	$4.33b	3	$1.36b	1	$0.1b
M. Halper	13	$7.47b	8	$4.33b	3	$1.36b	1	$0.1b

____________

(1)      These columns represent the number and market value of Pooled Investment Vehicles and Other Accounts that pay the Adviser a performance-based fee.

Conflicts of Interest

As a general matter, certain actual or apparent conflicts of interest may arise in connection with a Portfolio Manager’s management of the Fund’s investments, on the one hand, and the investments of other accounts for which the team member is responsible, on the other. For example, the management of multiple accounts may result in a team member devoting unequal time and attention to the management of each account. Although the Adviser does not track the time a team member spends on a single portfolio, it does periodically assess whether a team member has adequate time and resources to effectively manage all of the accounts for which he is responsible. Moreover, variances in advisory fees charged from account to account may create an incentive for a team member to devote more attention to those accounts that pay higher advisory fees. It is also possible that the various accounts managed could have different investment strategies that, at times, might conflict with one another. Alternatively, to the extent that the same investment opportunities might be desirable for more than one account, possible conflicts could arise in determining how to allocate them.

The Adviser has adopted and implemented policies and procedures, including trade allocation policies and procedures, which it believes address the conflicts associated with managing multiple accounts for multiple clients.

(a)(3)           Compensation Structure of Portfolio Manager

The Portfolio Managers are Managing Members and equity owners of the Adviser. Their compensation consists of a fixed salary, bonus compensation and their respective share of the Adviser’s earnings. Each year, a bonus pool is established based on the net income of the Adviser and calculated pursuant to pre-set formula. The bonus pool is then allocated to Adviser personnel by the Managing Members. Participation in the bonus pool is at the discretion of the Managing Members and is based on subjective factors determined by the Managing Members in their sole discretion.

(a)(4)           Disclosure of Securities Ownership

Portfolio Management Team’s Ownership of Shares

The following table sets forth the dollar range of equity securities beneficially owned by each Portfolio Manager in the Fund as of March 31, 2026:

Portfolio Manager	Dollar Range of Fund Shares Beneficially Owned(1)
L. Russian	$490,032
M. Halper	$774,969

____________

(1)      Portfolio Manager beneficially owned Shares directly. Rather, each Portfolio Manager may be deemed to indirectly beneficially own Shares through their respective ownership interests in the Adviser and the Adviser’s 401(k) plan.

(b)        Not Applicable

ITEM 14.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 15.    SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the Registrant’s board of directors during the period covered by this report.

ITEM 16.    CONTROLS AND PROCEDURES.

(a)      The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)      There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 17.	DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT COMPANIES.

(a)      Not applicable.

(b)      Not applicable.

ITEM 18.    RECOVERY OF ERRONEOUSLY AWARDED COMPENSATION.

(a)      Not applicable.

(b)      Not applicable.

ITEM 19.    EXHIBITS.

(a)(1)  Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)  Not applicable.

(a)(3)  Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(4)  Not applicable.

(a)(5)  Not applicable.

(b)      Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	The Pre-IPO and Growth Fund
By (Signature and Title)*	/s/ Laurence K. Russian
Laurence K. Russian, President & Principal Executive Officer
(Principal Executive Officer)
Date	June 9, 2026

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Laurence K. Russian
Laurence K. Russian, President & Principal Executive Officer
(Principal Executive Officer)
Date	June 9, 2026
By (Signature and Title)*	/s/ John Mulfinger
John Mulfinger, Treasurer and Principal Financial Officer
(Principal Financial Officer)
Date	June 9, 2026

*        Print the name and title of each signing officer under his or her signature.